NORTHERN TRUST CORPORATION northerntrust.com / © 2025 Northern Trust 2025 Annual Meeting Of Stockholders

northerntrust.com / © 2025 Northern Trust 2 Forward-looking Statements This presentation may include statements which constitute “forward - looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward -looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “l ikely,” “plan,” “goal,” “ta rget,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward- looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s f inancial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent l iabil it ies, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10 -K and other fi l ings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward -looking statements. Northern Trust assumes no obligation to update its forward -looking statements.

northerntrust.com / © 2025 Northern Trust Our mission is to be our clients’ most trusted financial partner 3 Service Relentless drive to anticipate and exceed client expectations Expertise Resolving complex challenged with world class capabilities Integrity Consistently acting with the highest ethics, utmost honesty and unfailing reliability

4 Financial Performance: Full Year 2024 northerntrust.com / © 2025 Northern Trust *2023 and 2024 Pre-tax Notable Items detailed on slide 14. All figures as of December 31, 2024. N/M = not meaningful GAAP RESULTS INCLUDE IMPACT OF NOTABLE ITEMS* $ in mi l l ions (except EPS and as noted) FISCAL YEAR 2024 % CHANGE VS. 2023 Noninterest Income $6,113 +28% Net Interest Income 2,177 +10% Total Revenue 8,290 +22% Provision for Credit Losses (3) N/M Total Noninterest Expense 5,634 +7% Provision for Income Taxes 628 +76% Net Income 2,031 +83% Diluted Earnings Per Share (EPS) $9.77 +92% Return on Average Common Equity (ROE) 17.4% +740 bps

northerntrust.com / © 2025 Northern Trust 5 Balance Sheet and Capital Highlights NORTHERN TRUST CORPORATION REGULATORY CAPITAL HIGHLIGHTS STANDARDIZED APPROACH ADVANCED APPROACH MINIMUM REQUIREMENT Common Equity Tier 1 12.4% 14.5% 4.5% Tier 1 Capital 13.3% 15.6% 6.0% Total Capital 15.1% 17.4% 8.0% Tier 1 Leverage 8.1% 8.1% 4.0% Supplementary Leverage N/A 8.9% 3.0% All figures as of December 31, 2024.

northerntrust.com / © 2025 Northern Trust 6 Strategic Objectives Strengthen Resiliency & Manage Risk Drive Productivity Optimize Growth

northerntrust.com / © 2025 Northern Trust Optimize Growth 7 Optimize Growth

northerntrust.com / © 2025 Northern Trust Strengthen Resiliency & Manage Risk 8 Strengthen Resiliency & Manage Risk

northerntrust.com / © 2025 Northern Trust Drive Productivity 9 Drive Productivity

northerntrust.com / © 2025 Northern Trust 10 Critical Enablers Technology Data Talent

northerntrust.com / © 2025 Northern Trust 11 Living Our Purpose STRENGTHENING OUR COMMUNITIES

northerntrust.com / © 2025 Northern Trust Enduring Principles 12 Service Relentless drive to anticipate and exceed client expectations Expertise Resolving complex challenged with world class capabilities Integrity Consistently acting with the highest ethics, utmost honesty and unfailing reliability

APPENDIX

northerntrust.com / © 2025 Northern Trust 15 Notable Items Pre-Tax Notable Items (in millions) FISCAL YEAR 2024 FISCAL YEAR 2023 Revenue: • AFS securit ies losses, net $(189.4) $169.5 • Supplemental Pension Plan securit ies reposit ioning & investment impairments $(14.1) - • Gain on sale of equity investment $68.1 - • Net gain related to part icipation in Visa, Inc. exchange offer $865.6 - Total $730.2 $169.5 Expense: • Severance charge $85.2 $38.7 • Northern Trust Foundation donation $70.0 - • Software acceleration and disposit ions charge $16.4 - • FDIC special assessment $12.5 $84.6 • Legal sett lement charge $10.6 - • Client capabili ty charge - $25.6 • Occupancy charges - $12.8 • Software credit - $(4.1) Total $194.7 $157.6 All figures as of December 31, 2024.